UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 1, 2010

IMMUNOMEDICS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-12104	61-1009366
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Immunomedics, Inc.
300 American Road
Morris Plains, New Jersey 07950
 (Address of Principal Executive Offices)

(973) 605-8200
Registrant’s Telephone Number, Including Area Code:

_______________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) for Immunomedics, Inc. (the “Company”) was held at the Company’s headquarters, 300 American Road, Morris Plains, New Jersey, on Wednesday, December 1, 2010. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

•	the election of seven (7) directors to serve until the 2011 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified; and

•	the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2011.

At the close of business on October 6, 2010, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 75,311,296 shares of the Company’s common stock, outstanding and entitled to vote at the Annual Meeting. The holders of 65,745,684 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, all of the director nominees were reelected and all other proposals submitted to stockholders were approved.

The vote with respect to the election of the director nominees was as follows:

Name	For	Against	Abstain	Broker Non-Votes
David M. Goldenberg	27,529,198 Shares	1,028,707 Shares	60,147 Shares	37,127,632 Shares
Cynthia L. Sullivan	27,855,843 Shares	713,242 Shares	48,967 Shares	37,127,632 Shares
Morton Coleman	27,707,911 Shares	867,784 Shares	42,357 Shares	37,127,632 Shares
Brian A. Markison	19,944,834 Shares	8,609,419 Shares	63,799 Shares	37,127,632 Shares
Mary E. Paetzold	19,928,050 Shares	8,629,455 Shares	60,547 Shares	37,127,632 Shares
Don C. Stark	27,983,946 Shares	571,954 Shares	62,152 Shares	37,127,632 Shares
Kenneth J. Zuerblis	19,975,939 Shares	8,601,851 Shares	40,262 Shares	37,127,632 Shares

With respect to the ratification of the Company’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2011, the votes were as follows:

For	Against	Abstain
64,859,416 Shares	346,341 Shares	539,927 Shares

The foregoing votes reflect that all of the director nominees were elected and Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for the year ending June 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

By:         /s/ Cynthia L. Sullivan
Name:    Cynthia L. Sullivan
Title:      President and Chief Executive Officer

Dated:  December 1, 2010